SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 Diversified Investors Portfolios - Core Bond Portfolio and Balanced Portfolio
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

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4) Date Filed:


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                       AUSA LIFE INSURANCE COMPANY, INC.
                            Four Manhattanville Road
                            Purchase, New York 10577

February 11, 2002

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. with unit interests in the Core Bond and Balanced Subaccounts of The Diversified Investors Variable Funds. The enclosed information statement describes a new subadviser for Core Bond Portfolio and Balanced Portfolio, the underlying mutual funds in which all of the assets of the Core Bond and Balanced Subaccounts are invested.

     On December 3, 2001, with the approval of the Board of Trustees of the Portfolios, BlackRock Advisors, Inc. replaced Payden & Rygel as a subadviser of both Portfolios.

     BlackRock Advisors is currently the sole subadviser of the Core Bond Portfolio. BlackRock Advisors and Aeltus Investment Management Inc. are the subadvisers of the Balanced Portfolio.

     The Portfolios have obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolios' Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes BlackRock Advisors and the terms of the subadvisory agreements with BlackRock Advisors. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

                                Sincerely,


                                Robert F. Colby
                                Vice President and Assistant Secretary


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                    MONY LIFE INSURANCE COMPANY OF NEW YORK
                            Four Manhattanville Road
                            Purchase, New York 10577

February 11, 2002

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company of New York with unit interests in the Core Bond and Balanced Subaccounts of the Keynote Series Account. The enclosed information statement describes a new subadviser for Core Bond Portfolio and Balanced Portfolio, the underlying mutual funds in which all of the assets of the Core Bond and Balanced Subaccounts are invested.

     On December 3, 2001, with the approval of the Board of Trustees of the Portfolios, BlackRock Advisors, Inc. replaced Payden & Rygel as a subadviser of both Portfolios.

     BlackRock Advisors is currently the sole subadviser of the Core Bond Portfolio. BlackRock Advisors and Aeltus Investment Management Inc. are the subadvisers of the Balanced Portfolio.

     The Portfolios have obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolios' Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes BlackRock Advisors and the terms of the subadvisory agreements with BlackRock Advisors. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

                              Sincerely,


                              Fred Tedeschi
                              Vice President and Assistant Secretary



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                              CORE BOND PORTFOLIO
                               BALANCED PORTFOLIO
                   Series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577

February 11, 2002

Dear Investor:

     The enclosed information statement describes a new subadviser for Core Bond Portfolio and Balanced Portfolio. On December 3, 2001, with the approval of the Portfolios' Board of Trustees, BlackRock Advisors, Inc. replaced Payden & Rygel as a subadviser of both Portfolios.

     BlackRock Advisors is currently the sole subadviser of the Core Bond Portfolio. BlackRock Advisors and Aeltus Investment Management Inc. are the subadvisers of the Balanced Portfolio.

     The Portfolios have obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolios' Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes BlackRock Advisors and the terms of the subadvisory agreements with BlackRock Advisors. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

                                            Sincerely,

                                            Robert F. Colby
                                            Secretary



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                              CORE BOND PORTFOLIO
                               BALANCED PORTFOLIO
                   Series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in Core Bond Portfolio and Balanced Portfolio (the "Portfolios") by the Portfolios' Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolios have received from the Securities and Exchange Commission. The exemptive order permits the Portfolios' adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolios' Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolios have agreed to provide certain information about the new subadviser to their investors. Accordingly, investors are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Each Portfolio is a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993. Each Portfolio was designated as a separate series of the Trust on September 1, 1993 and commenced operations on July 1, 1994. The Portfolios' mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolios for the period ended December 31, 2000, including audited financial statements, and the semi-annual report for the period ended June 30, 2001, have previously been sent to investors and are available upon request without charge by contacting Catherine Mohr, Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free, (800) 926-0044.

This Information Statement is being mailed on or about February 11, 2002.

BACKGROUND

The Portfolios are master funds in a master/feeder mutual fund structure. Currently, ____ and ____ feeder funds invest their assets in Core Bond Portfolio and Balanced Portfolio, respectively. The Portfolios, in turn, invest directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), Four Manhattanville Road, Purchase, New York 10577, manages the assets of each Portfolio pursuant to separate Investment Advisory Agreements dated as of January 3, 1994. The Advisory Agreements were most recently approved by the Board of Trustees of the Portfolios, including a majority of the Trustees who

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are not "interested persons" (as defined in the Investment Company Act of 1940)
of any party to such agreement (the "Independent Trustees"), on November 13, 2001. Each Advisory Agreement was most recently submitted to a vote of investors in the applicable Portfolio on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreements appears below. See "Existing Advisory Agreements."

Subject to the terms of the Advisory Agreements, the Adviser is responsible for the management of both Portfolios, selects and employs, subject to the review and approval of the Portfolios' Board of Trustees, one or more subadvisers to make the day-to-day investment selections for each Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, Core Bond Portfolio has one subadviser and Balanced Portfolio has two subadvisers.

EXISTING ADVISORY AGREEMENTS

As noted above, the Adviser manages the assets of each Portfolio pursuant to separate Advisory Agreements. The Advisory Agreements contain the same terms except for the identity of the Portfolio covered by the Agreement and the compensation payable to the Adviser. Each Advisory Agreement became effective on January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (the "1940 Act"). Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the applicable Portfolio on 60 days' advance written notice to the Adviser. The Adviser may terminate each Advisory Agreement on 90 days' advance written notice to the applicable Portfolio. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreements, the Adviser formulates and provides an investment program for each Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in each Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreements. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining each Portfolio, negotiating contracts with and supervising the performance of each Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining each Portfolio's books and records.

Each Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of that Advisory Agreement, except that the Adviser is liable for

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any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

Each Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the applicable Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreements, the Advisor is responsible for voting all proxies in relation to the securities held in the Portfolios.

The Advisory Agreements also provide that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolios to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors in the Core Bond Portfolio should refer to Exhibit A-1 attached hereto for the complete terms of the Advisory Agreement for the Core Bond Portfolio. Investors in the Balanced Portfolio should refer to Exhibit A-2 attached hereto for the complete terms of the Advisory Agreement for the Balanced Portfolio. The description of the Advisory Agreements set forth herein is qualified in its entirety by the provisions of the Advisory Agreements as set forth in these Exhibits.

FORMER SUBADVISER

Prior to December 3, 2001, Payden & Rygel, a California corporation having its principal offices at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 ("Payden"), served as the investment subadviser of Core Bond Portfolio and as one of two investment subadvisers of Balanced Portfolio. Payden provided these services pursuant to separate Investment Subadvisory Agreements between Payden and the Adviser. As subadviser, Payden was responsible for managing all of the assets of Core Bond Portfolio, and that portion of the assets of Balanced Portfolio that were allocated to Payden by the Adviser, in a manner consistent with the terms of the Subadvisory Agreements and the investment objectives of the applicable Portfolio. Payden managed the fixed income portion of the Balanced Portfolio; Aeltus Investment Management Inc. manages the equity portion.

Both of the Subadvisory Agreements were most recently approved by the Board of Trustees of the Portfolios, including a majority of the Independent Trustees, on November 13, 2001. As described below, the Board approved the Subadvisory Agreements to satisfy certain technical legal requirements and to permit the orderly replacement of Payden as subadviser. The Subadvisory Agreement with respect to Core Bond Portfolio, which was dated August 19, 1999, was most recently submitted to a vote of investors in that Portfolio on December 13, 1999 and the Subadvisory Agreement with respect to Balanced Portfolio, which was dated March 31, 1999, was most recently submitted to a vote of investors in

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that Portfolio on June 11, 1999, in each case in connection with the initial approval of those agreements.

At a meeting of the Portfolios' Board of Trustees held on November 13, 2001, the Board considered, at the Adviser's recommendation, the termination of Payden as the subadviser of Core Bond Portfolio and the fixed income portion of Balanced Portfolio. The Board reviewed Payden's investment performance as subadviser and the manner in which Payden was managing the assets of the Portfolios allocated to it. The Board then reviewed the Adviser's procedures for selecting a new subadviser. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate both of the Subadvisory Agreements and to enter into new Subadvisory Agreements with BlackRock Advisors, Inc. ("BlackRock"). Accordingly, effective December 3, 2001, the Adviser terminated the Subadvisory Agreements and entered into Subadvisory Agreements with BlackRock Advisors with respect to Core Bond Portfolio and Balanced Portfolio.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The two Subadvisory Agreements between the Adviser and BlackRock Advisors contain the same terms except for the identity of the Portfolio covered by the Agreement and except for certain technical provisions in the agreement for the Balanced Portfolio to reflect that the Portfolio has more than one subadviser.

The principal differences between the BlackRock Subadvisory Agreements and the Subadvisory Agreements between the Adviser and Payden & Rygel are the identity of the service provider, the effective date and termination date and the compensation payable to the subadviser thereunder. A description of the investment advisory fees to be paid by the Adviser to BlackRock Advisors with respect to each Portfolio appears below under the caption "BlackRock Advisors Subadvisory Fees." A comparison of those fees to the fees paid by the Adviser to Payden appears below under the caption "Payden Subadvisory Fees."

Each BlackRock Subadvisory Agreement became effective on December 3, 2001 and will continue in effect through December 3, 2003 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Like the Payden Subadvisory Agreements, each BlackRock Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolios' Board of Trustees, by the vote of a "majority of the outstanding voting securities" of the applicable Portfolio or by the Adviser. Each BlackRock Subadvisory Agreement may also be terminated by BlackRock Advisors upon 90 days' advance written notice to the Adviser. The BlackRock Subadvisory Agreements will also terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

Under the terms of each BlackRock Subadvisory Agreement, BlackRock Advisors will furnish continuing portfolio management services to the applicable Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by that Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of BlackRock Advisors will be made by BlackRock Advisors' Investment Strategy Group, which is composed of portfolio managers and senior risk management professionals. BlackRock Advisors will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Each BlackRock Subadvisory Agreement provides that BlackRock Advisors is responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with that Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolios with any government or agency, or (v) administration of the plans and trusts investing through the Portfolios. The BlackRock Subadvisory Agreements also provide that BlackRock Advisors will not be responsible for overall portfolio compliance with requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which are outside of BlackRock Advisors' control. The Payden Subadvisory Agreements contained similar provisions.

Each BlackRock Subadvisory Agreement provides that BlackRock Advisors will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the applicable Portfolio, or any investor therein, and to brokers and future commission merchants, fines, taxes, penalties and interest. BlackRock Advisors is liable, however, for any liability, damages or expenses of the Adviser to which BlackRock Advisors would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of BlackRock Advisors' duties under the applicable Subadvisory Agreement or by reason of BlackRock Advisors' reckless disregard of obligations and duties owed under that Agreement. In such cases, the indemnification by the Adviser referred to above will be inapplicable. The Payden Subadvisory Agreements contained similar provisions.

Under each BlackRock Subadvisory Agreement, BlackRock Advisors may place orders with brokers or dealers that sell interests in the applicable Portfolio or that sell shares of any other fund for which BlackRock Advisors provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Under the BlackRock Subadvisory Agreements, BlackRock Advisors makes recommendations to the Adviser as to the manner in which voting rights will be exercised and is responsible for effecting such recommendations. The Payden Subadvisory Agreements contained similar provisions.

Each BlackRock Subadvisory Agreement also provides that during the term of that agreement, BlackRock Advisors will not manage any bond fund that utilizes investment strategies, objectives and guidelines identical to those employed by BlackRock Advisors for the Portfolios under the BlackRock Subadvisory Agreements, and that is identical in size, structure and focus to the Portfolios, if, to the knowledge of BlackRock Advisors, such investment vehicles are designed primarily for certain employee retirement plans. However, this restriction does not apply to any funds or other investment vehicles

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advised, underwritten, sponsored or otherwise organized by BlackRock Advisors or one of its affiliates or fund sponsors with whom BlackRock Advisors has a relationship predating the BlackRock Subadvisory Agreement. The Payden Subadvisory Agreements provided that Payden would not provide investment advisory services to certain funds or portfolios without providing the Adviser with 60 days' advance written notice.

Investors in the Core Bond Portfolio should refer to Exhibit B-1 attached hereto for the complete terms of the Subadvisory Agreement with BlackRock Advisors pertaining to the Core Bond Portfolio. Investors in the Balanced Portfolio should refer to Exhibit B-2 attached hereto for the complete terms of the Subadvisory Agreement with BlackRock Advisors pertaining to the Balanced Portfolio. The description of the BlackRock Subadvisory Agreements set forth herein is qualified in its entirety by provisions of the Subadvisory Agreements as set forth in these Exhibits.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreements, Core Bond Portfolio and Balanced Portfolio pay the Adviser an advisory fee at the annual rate of 0.35% and 0.45%, respectively, of the applicable Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolios. Fees are accrued daily and paid by the Portfolios monthly.

The fees payable to the Adviser for services provided pursuant to the Core Bond Portfolio and Balanced Portfolio Advisory Agreements for the period from January 1, 2001 to December 31, 2001 were $__________ and $__________, respectively. An affiliate of the Adviser, Diversified Investment Securities Corp., provides placement agency services to the Portfolios. Diversified Investment Securities Corp. receives no compensation for these services.

As of December 31, 2001, Core Bond Portfolio had net assets of $__________ and Balanced Portfolio had net assets of $__________.

BLACKROCK ADVISORS SUBADVISORY FEES

Under the BlackRock Subadvisory Agreements, the Adviser (not the Portfolios) pays BlackRock Advisors for its services on the basis of the following annual fee schedules:

                      Fee Schedule for Core Bond Portfolio

        0.12% of the first $1 billion of net assets of the Portfolio 0.05% of net assets of the Portfolio in excess of $1 billion

                      Fee Schedule for Balanced Portfolio

        0.12% of the first $1 billion of net assets of the Portfolio allocated to BlackRock Advisors
        0.05% of net assets of the Portfolio allocated to BlackRock
                        Advisors in excess of $1 billion

In order to determine the applicable fee for each Portfolio the following calculation is performed with respect to each Portfolio: first, the net assets of each other portfolio of the Trust that is managed by BlackRock Advisors as subadviser (collectively the "Other Portfolios") are added together. Next, the aggregate net assets of the Portfolio are added to the combined net assets of the Other Portfolios, treating the Portfolio's net assets as incremental to (meaning that they are added on top) the net assets of the Other Portfolios. Then, the fee schedule stated above is applied to those aggregate net assets, but the net assets of the Other Portfolios will be used solely for the purpose of achieving the breakpoints set forth in such fee schedule (i.e., no fee will actually be payable on the assets of the Other Portfolios under this Subadvisory Agreement). As a result, the fee paid under the Subadvisory Agreement will actually be paid only on the net assets of the Portfolio, at breakpoints achieved by using the net assets of the Other Portfolios. By virtue of this calculation, the assets of the Other Portfolios are used to achieve a lower subadvisory fee than would otherwise be available. Fees are paid by the Adviser quarterly.

Each BlackRock Subadvisory Agreement provides that if at any time during the term of the agreements, BlackRock Advisors charges another of its registered mutual fund clients (other than funds that are advised, underwritten, sponsored or otherwise affiliated with BlackRock Advisors) a lower fee than that set forth above for the management of investment vehicles designed for certain employee retirement plans with the same amount of assets and a similar structure as either Portfolio, then the Adviser will also be charged the lower rate by BlackRock Advisors. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

PAYDEN SUBADVISORY FEES

Under the Payden Subadvisory Agreements, the Adviser (not the Portfolios) paid Payden for its services on the basis of the following annual fee schedules:

                      Fee Schedule for Core Bond Portfolio

        0.20% of the first $50 million of net assets of the Portfolio 0.15% of the next $50 million of net assets of the Portfolio 0.10% of the next $400 million of net assets of the Portfolio 0.05% of net assets of the Portfolio in excess of $500 million

                      Fee Schedule for Balanced Portfolio

        0.20% of the first $50 million of net assets of the Portfolio allocated to BlackRock Advisors
        0.15% of the next $50 million of net assets of the Portfolio allocated to BlackRock Advisors
        0.10% of net assets of the Portfolio allocated to BlackRock
                       Advisors in excess of $400 million

Under the Payden Subadvisory Agreement with respect to Core Bond Portfolio, the subadvisory fee was calculated in the same manner as under the BlackRock Subadvisory Agreements (meaning that the assets of the Balanced Portfolio that

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were managed by Payden were taken into account in determining the breakpoints applicable with respect to the Core Bond Portfolio). The net assets of Other Portfolios were not considered in the calculation of the fees with respect to the Balanced Portfolio. In each case, fees were paid by the Adviser quarterly.

Fees paid to Payden for services provided pursuant to the Payden Subadvisory Agreements with respect to Core Bond Portfolio and Balanced Portfolio for the period from January 1, 2001 to December 31, 2001 were $______________ and $_____________, respectively. Fees that would have been payable to BlackRock Advisors for services provided pursuant to the BlackRock Subadvisory Agreements with respect to Core Bond Portfolio and Balanced Portfolio for the same period, had the BlackRock Subadvisory Agreements been in effect for such period, are $_______________ and $_______________, respectively. These fees represent a ____% and ____% decrease from the fees paid to Payden under the Payden Subadvisory Agreements. Investors should note, however, that the Adviser, not the Portfolios, pays all subadvisory fees. As a result, the BlackRock Subadvisory Agreements, by themselves, have no effect on the amount of advisory fees paid by the Portfolios.

Neither Payden nor any affiliate of Payden received any other fees or material payments from the Adviser or from the Portfolios during the fiscal year of the Portfolios ended December 31, 2001. In addition, for the Portfolios' fiscal year ended December 31, 2001, no commissions were paid to any broker that is an affiliate of the Portfolios, the Adviser, Payden or BlackRock Advisors.

INFORMATION REGARDING BLACKROCK ADVISORS

BlackRock Advisors was founded in 1994, and has been a federally registered investment adviser providing advisory services for investment companies since its inception. The principal offices of BlackRock Advisors are located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $226 billion in assets under management as of September 30, 2001. In turn, The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, indirectly owns 70% of BlackRock, Inc.

The PNC Financial Services Group, Inc. is located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222; and BlackRock, Inc. is located at
345 Park Avenue, New York, New York  10154.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and the directors of BlackRock Advisors as of December 1, 2001. The principal business address of each individual, as it relates to his or her duties at BlackRock Advisors, is the same as that of BlackRock Advisors, unless noted below.

NAME POSITION(S) WITH BLACKROCK ADVISORS AND PRINCIPAL OCCUPATION IF DIFFERENT FROM POSITION(S) WITH BLACKROCK ADVISORS


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Laurence D. Fink              Chief Executive Officer

Ralph L. Schlosstein          President and Director

Robert S. Kapito              Vice Chairman and Director

Paul L. Audet                 Director

Robert P. Connolly            General Counsel, Secretary and Managing Director

Henry Gabbay                  Managing Director, Portfolio Compliance

Bartholomew A. Battista       Director, Regulatory Compliance

Laurence J. Carolan           Managing Director and Director

Kevin M. Klingert             Managing Director and Director

John P. Moran                 Managing Director and Director

Thomas H. Nevin               Managing Director and Director

No officer or Trustee of the Portfolios currently is a director, officer or employee of BlackRock Advisors. No officer or Trustee of the Portfolios owns the securities of or has any other material direct or indirect interest in BlackRock Advisors or any other person controlling, controlled by or under common control with BlackRock Advisors. Since January 1, 2001, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock Advisors was or is to be a party.

MANAGEMENT ACTIVITIES. As of September 30, 2001, BlackRock Advisors, together with its other investment management affiliates, had approximately $226 billion of assets under management.

BlackRock Advisors acts as investment manager for registered investment companies with investment objectives similar to the Portfolios. The names of these investment companies, together with information concerning their net assets and the fees paid to BlackRock Advisors for its investment management services, are set forth in Exhibit C.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on November 13, 2001, the Board of Trustees of the Portfolios authorized the Adviser to terminate the Subadvisory Agreements with Payden & Rygel and approved the Subadvisory Agreements with BlackRock Advisors following presentations by the Adviser and representatives of BlackRock Advisors and consideration of the factors discussed below. First, however, the Board approved the continuance of the Payden Subadvisory Agreements because the Agreements would terminate as a matter of law if not so continued. The Board noted that the continuance of the Agreements was approved in order to permit an orderly transition to the new subadviser.

Before authorizing the Adviser to terminate the Payden Subadvisory Agreements, the Board reviewed with the Adviser its recommendation that the services of Payden as subadviser of the Portfolios be terminated. The Trustees reviewed

Payden's performance under its Subadvisory Agreements, which had been generally below benchmark since 1999. The Adviser noted that Payden's performance lagged that of other portfolios with similar investment objectives. The Adviser discussed the timing of the transition to the new subadviser and how the transition would be accomplished.

The Board then reviewed the Adviser's reasons for wanting to hire BlackRock Advisors and the Adviser's procedures for selecting a new subadviser. The Trustees noted that the Adviser had considered several advisers as possible replacements for Payden. The Trustees considered information with respect to BlackRock Advisors and whether the BlackRock Subadvisory Agreements were in the best interests of the Portfolios and their holders of beneficial interests. As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by BlackRock Advisors and reviewed and discussed information regarding the subadviser's fees and performance. In evaluating the subadviser's ability to provide services to the Portfolios, the Trustees considered information as to the subadviser's business organization, financial resources, personnel, philosophy and other matters. The Trustees compared the investment performance of certain accounts advised by BlackRock Advisors having investment objectives similar to the Portfolios against various benchmarks and to the investment performance of the Portfolios' assets as managed by Payden.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) for relevant periods Payden's investment performance underperformed the Portfolios' benchmark, (b) the terms of the BlackRock Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolios and their holders of beneficial interests, and (c) the fees provided in the BlackRock Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreements with Payden & Rygel and approved the Subadvisory Agreements with BlackRock Advisors.

                             ADDITIONAL INFORMATION

The Portfolios' placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolios' Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of December 31, 2001, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of December 31, 2001, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolios:

                                   Amount and
                               Nature of Beneficial           Percentage of
Name & Address of Investor         Ownership               Beneficial Ownership
Core Bond Portfolio
                            [**Insert information**]

Balanced Portfolio

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.


                       By Order of the Board of Trustees,


                       Robert F. Colby, Secretary

February 11, 2001

                                                                    Exhibit A-1

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of January 3, 1994 by and between the Government/Corporate Bond Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the 111940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

   (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the

Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping. of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in Connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's thencurrent prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified Will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts.

On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, win be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

            (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

            (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

            (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

            (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

            (v)      maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisees duties tinder this Agreement or by reason of the Advisees reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .35% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated is provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provision's hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day i1nd year first above written.

Attest:                                Diversified Investors Portfolio

    /s/ John F. Hughes                 By:  /s/ Tom Schlossberg
----------------------                    -------------------------------
                                            Tom Schlossberg
                                            Chairman and President

Attest:                                Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr                  By:  /s/ Gerald L. Katz
----------------------                    -------------------------------
                                            Gerald L. Katz
                                            Vice President and CFO

                                                                   Exhibit A-2

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Balanced Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts.

On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

            (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

            (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

            (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

            (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

            (v)      maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                                Diversified Investors Portfolios


/s/  John F. Hughes                    By:  /s/ Tom Schlossberg
------------------------                  ------------------------------
                                            Tom Schlossberg
                                            Chairman and President


Attest:                                Diversified Investment Advisors, Inc.


/s/  Catherine A. Mohr                 By:  /s/ Gerald L. Katz
------------------------                  -----------------------------
                                            Gerald L. Katz
                                            Vice President and CFO

                                                                    Exhibit B-1

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of December 3, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and BlackRock Advisors, Inc., a Delaware corporation ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Core Bond Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Assets shall be exercised, and Subadvisor shall be responsible for effecting such recommendations.

     Should the Board of Trustees at any time establish an investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which BlackRock Advisors, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Diversified agrees that the Subadvisor shall not be liable under this Agreement for any mistake in judgment provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to Diversified to which Subadvisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Subadvisor's duties under this Agreement or by reason of Subadvisor's reckless disregard of its obligations and duties hereunder, and provided, further, that in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will consider not managing through any open-end investment company or insurance company separate account registered under the 1940 Act, any core bond fund that (i) utilizes investment strategies identical to those employed by Subadvisor for Diversified under this Agreement, (ii) has identical investment objectives and guidelines to the Portfolio being managed in accordance with this Agreement and (iii) is identical in size, structure and focus to the Portfolio, if, to the knowledge of Subadvisor, such investment vehicles are designed primarily for retirement plans described in Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that (i) is an affiliated person of

Subadvisor within the meaning of section 2(a)(3) of the 1940 Act or (ii) Subadvisor has a pre-existing relationship with prior to the date of this Agreement.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except for those instances in which the 1940 Act allows amendment without shareholder approval, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                  Diversified Investment Advisors, Inc.


                                  By: /s/ John F. Hughes


                                  BlackRock Advisors, Inc.


                                  By: /s/

                                   SCHEDULE A


                 SEE EXHIBIT A-1 TO THIS INFORMATION STATEMENT

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by BlackRock for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge, e.g., if BlackRock manages $700M for this Portfolio and $400M for one or more additional Diversified funds (Portfolios or other Diversified funds) then the applicable marginal charge for this Portfolio would be .0050 of net assets in excess of $1B for this example. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE


                 .0012 OF THE FIRST $1B OF NET ASSETS
                 .0005 OF NET ASSETS IN EXCESS OF $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

BlackRock Advisors, Inc. agrees that if at any time during the term of this Subadvisory Agreement, BlackRock offers another of its U.S.-registered mutual fund clients for which BlackRock serves as subadvisor (other than a client that is an affiliated person of BlackRock) with assets equal to the Portfolio a lower fee than that set forth in this Schedule B for the management of a fund structured in a substantially similar way to that of the Core Bond Portfolio or Core Bond Fund that receives substantially similar services and which fund is primarily designed for retirement plans described in Schedule C attached hereto, then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for BlackRock's other client.

                                   SCHEDULE C


Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.


                                                                    Exhibit B-2

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of December 3, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and BlackRock Advisors, Inc., a Delaware corporation ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Balanced Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Assets shall be exercised, and Subadvisor shall be responsible for effecting such recommendations.

     Should the Board of Trustees at any time establish an investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which

BlackRock Advisors, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Diversified agrees that the Subadvisor shall not be liable under this Agreement for any mistake in judgment provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to Diversified to which Subadvisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Subadvisor's duties under this Agreement or by reason of Subadvisor's reckless disregard of its obligations and duties hereunder, and provided, further, that in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will consider not managing through any open-end investment company or insurance company separate account registered under the 1940 Act, any core bond fund that (i) utilizes investment strategies identical to those employed by Subadvisor for Diversified under this Agreement, (ii) has identical investment objectives and guidelines to the Portfolio being managed in accordance with this Agreement and (iii) is identical in size, structure and focus to the Portfolio, if, to the knowledge of Subadvisor, such investment vehicles are designed primarily for retirement plans described in Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that (i) is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act or (ii) Subadvisor has a pre-existing relationship with prior to the date of this Agreement.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except for those instances in which the 1940 Act allows amendment without shareholder approval, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                             Diversified Investment Advisors, Inc.


                             By: /s/ John F. Hughes


                             BlackRock Advisors, Inc.


                             By: /s/

                                   SCHEDULE A


                 SEE EXHIBIT A-2 TO THIS INFORMATION STATEMENT

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by BlackRock for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge, e.g., if BlackRock manages $700M for this Portfolio and $400M for one or more additional Diversified funds (Portfolios or other Diversified funds) then the applicable marginal charge for this Portfolio would be .0005 of net assets in excess of $1B for this example. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE


                 .0012 OF THE FIRST $1B OF NET ASSETS
                 .0005 OF NET ASSETS IN EXCESS OF $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

BlackRock Advisors, Inc. agrees that if at any time during the term of this Subadvisory Agreement, BlackRock offers another of its U.S.-registered mutual fund clients for which BlackRock serves as subadvisor (other than a client that is an affiliated person of BlackRock) with assets equal to the Portfolio a lower fee than that set forth in this Schedule B for the management of a fund structured in a substantially similar way to that of the Balanced Portfolio or Balanced Fund that receives substantially similar services and which fund is primarily designed for retirement plans described in Schedule C attached hereto, then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for BlackRock's other client.

                                   SCHEDULE C


Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.

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



                                                                                                          EXHIBIT C


INVESTMENT COMPANIES WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE OF CORE BOND PORTFOLIO AND BALANCED
PORTFOLIO FOR WHICH BLACKROCK ADVISORS SERVES AS INVESTMENT ADVISER:

----------------------------------------------------------------------------------------------------------------------
            FUND NAME                   NET ASSETS*                ANNUAL RATE OF               FEE WAIVERS OR
                                                                    COMPENSATION                  REDUCTIONS

BlackRock Funds Balanced                $489,088,756                   0.55%                        [None]
Portfolio**

BlackRock Funds Core Bond Total         $1,824,149,437                 0.49%                        [None]
Return Portfolio

BlackRock Funds Managed Income          $1,262,893,184                 0.48%                        [None]
Portfolio

BlackRock Core Bond Trust               $349,188,416                   0.55%                        [None]

CIF Core Plus Bond Fund                 $56,046,596***     0.172 on the first $300 million          [None]
                                                            0.15 on the next $200 million
                                                            0.10 on the next $500 million
                                                                   0.08 thereafter
----------------------------------------------------------------------------------------------------------------------

*   As of December 24, 2001, except as indicated.
**  BlackRock Advisors manages both the fixed income and the equity component of this fund.
*** As of November 30,2001.
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